UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 15, 2022 (April 11, 2022)

Commission File Number: 0-29923

Orbital Energy Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Addendum to Employment Agreement

On April 11, 2022, our board of directors, including all of our independent directors, ratified and approved a two-year extension to the Executive Employment Agreements for James O’Neil and William Clough.  The extensions were negotiated and approved by the Compensation Committee after review and approval by a third-party, independent compensation consultant hired by the Company.  The Addenda left the salary and benefits for the two executives unchanged. The primary changes were the 24-month extension and a revision of the Bonus Provisions to be more in line with shareholder interests and industry standards.  The new provisions base the bonus on various criteria including, but not limited to Total Shareholder Return (TSR) as measured against the Company’s peers.  For further information, see the attached Addenda.

Exchange of Cash Settled Stock Appreciation Rights (“SAR”) for Restricted Stock Units (“RSU”)

Effective as of April 13, 2022, the following named executive officers (NEO’s) exchanged the cash value of previously issued cash settled SAR’s for RSU’s as summarized below:

NEO	SAR's Value	RSU's	Vested	Unvested
James F. O'Neil	$2,122,078.14	1,035,161	373,055	662,106
William J. Clough	$1,752,023.83	854,734	457,224	397,510
Daniel N. Ford (1)	$1,413,959.64	689,736	362,324	327,412

(1)Mr. Ford was our former Chief Financial Officer.

The RSU’s were issued at an exchange value of $2.05 per RSU.  One third of the RSU’s vest immediately and the remainder vest in two equal annual instalments.

Item 5.08 Shareholder Director Nominations

We are pleased to announce that on April 11, 2022, the Board of Directors of Orbital Energy Group, Inc. scheduled the 2022 Annual Meeting of Stockholders to be held 9:00 am MST on Thursday, July 21, 2022, at Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038.  The record date for determining stockholders entitled to notice of, and to vote at, the 2022 Meeting is set at May 27, 2022, and only such stockholders will be entitled to notice of and to vote at the 2022 Annual Meeting.

Because this meeting date differs more than thirty days from the anniversary of the Company's 2021 Annual Meeting of Stockholders, held October 12, 2021, in order for a stockholder to be entitled to vote, to bring a proposal or submit a nominee for director at the 2022 Annual Meeting, such stockholder must be a stockholder of record on May 27, 2022.  Under the Security and Exchange Commission’s proxy rules, shareholder proposals that meet certain conditions may be included in our Proxy Statement and such notice by such stockholder must be received no later than 5:00 p.m. Houston local time on May 27, 2022.

Proposals and notices must be in writing and received by our Corporate Secretary at Orbital Energy Group Global, Inc., Attn: Corporate Secretary, 1924 Aldine Western, Houston, Texas 77038, and must also comply with the requirements set forth in the rules and regulations of the Exchange Act and the Company's Bylaws.

Section 9 - Financial Statement and Exhibits

Item 9.01 Financial Statement and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
99.1	Addendum “A” to employment agreement of James F. O’Neill III, Employee
99.2	Addendum “A” to employment agreement of William J. Clough, Employee
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 15h day of April 2022.

Orbital Energy Group, Inc.
(Registrant)

By:	/s/ William J. Clough
William J. Clough
Chief Legal Officer